UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2015

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Chief Executive Officer and President

Effective August 6, 2015, J. Douglas Sanders, Chief Executive Officer and President of Sprouts Farmers Market, Inc. (the “Company”), was appointed Executive Chairman of the Company’s Board of Directors and, in connection with such appointment, Mr. Sanders stepped down from his role as Chief Executive Officer and President. The Company’s former Chairman, Andrew Jhawar, will remain a member of the Board.

In connection with Mr. Sanders’ appointment as Executive Chairman of the Board, on August 6, 2015, the Company entered into a letter agreement (the “Sanders Agreement”) with Mr. Sanders that provides for, among other things, continued payment of his current base salary of $560,000 for the remainder of 2015, continued eligibility to receive his target annual bonus of 100% of base salary for fiscal year 2015 and eligibility to receive certain payments in the event he no longer serves as Executive Chairman. The foregoing description of the Sanders Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Sanders Agreement, filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Appointment of New Chief Executive Officer and President

Effective upon Mr. Sanders’ transition from Chief Executive Officer and President to Executive Chairman on August 6, 2015, the Company’s Board of Directors appointed Amin N. Maredia as Chief Executive Officer. Mr. Maredia, age 43, has served as the Company’s Chief Financial Officer since July 2011. Prior to joining Sprouts, Mr. Maredia served in key strategic and finance roles for Burger King Corporation, the second largest fast food hamburger chain in the world, from 2005 to 2010.

In connection with Mr. Maredia’s appointment as Chief Executive Officer, the Company entered into an Amended and Restated Employment Agreement (the “Maredia Agreement”) with Mr. Maredia that provides for, among other things, an increase in his annual base salary to $600,000, a target annual bonus of 100% of base salary and the grant of options to purchase 1,200,000 shares of the Company’s common stock. The term of the Maredia Agreement is three years, subject to one-year extension periods, and provides for severance payments in the event of termination or a change in control of the Company. The foregoing description of the Maredia Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Maredia Agreement, filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Also effective August 6, 2015, the Company’s Board of Directors appointed James L. Nielsen as President and Chief Operating Officer. Mr. Nielsen, age 44, has served as the Company’s Chief Operating Officer since April 2011. Prior to joining Sprouts, Mr. Nielsen served as President of Henry’s Farmers Markets from 2007 through April 2011.

In connection with Mr. Nielsen’s appointment as President and Chief Operating Officer, the Company entered into an Amendment No. 2 to Mr. Nielsen’s employment agreement (the “Nielsen Amendment”) that provides for, among other things, an increase in his annual base salary to $500,000, a target annual bonus of 70% of base salary and the grant of options to purchase 500,000 shares of the Company’s common stock. The foregoing description of the Nielsen Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Nielsen Amendment, filed as Exhibit 10.3 to this report and is incorporated herein by reference.

Appointment of Interim Chief Financial Officer

Effective upon Mr. Maredia’s appointment as Chief Executive Officer on August 6, 2015, Susannah Livingston, age 47, has been appointed to serve as the Company’s interim Chief Financial Officer and Treasurer.

Ms. Livingston has served as the Company’s Vice President of Investor Relations and Treasury since January 2015, and served as its Vice President of Investor Relations and Communications from April 2013 to December 2014. Prior to Ms. Livingston’s employment with the Company, she performed financial analysis and industry research consulting services for Quinpario Partners. Previously, Ms. Livingston served as Vice President of Investor Relations and Communications for Solutia Inc., a global manufacturer of performance materials and specialty chemicals, from December 2009 to July 2012 and served in various investor relations, treasury, financial analyst and internal audit positions at Solutia Inc. from 1997 to 2009. Ms. Livingston holds a B.S. in Business Administration and Finance from the University of Florida.

There is no arrangement or understanding pursuant to which Ms. Livingston was appointed as interim Chief Financial Officer and Treasurer. There are no related party transactions between the Company and Ms. Livingston that are reportable under Item 404(a) of Regulation S-K, and the terms of Ms. Livingston’s employment with the Company remain unchanged.

On August 6, 2015, the Company issued a press release announcing this leadership succession. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Letter Agreement, dated August 6, 2015, by and between Sprouts Farmers Market, Inc. and J. Douglas Sanders

10.2	Amended and Restated Employment Agreement, dated August 6, 2015, by and between Sprouts Farmers Market, Inc. and Amin N. Maredia

10.3	Amendment No. 2, dated August 6, 2015, to the Employment Agreement, dated April 18, 2011 by and between Sprouts Farmers Markets, LLC and Jim Nielsen

99.1	Press release of Sprouts Farmers Market, Inc., dated August 6, 2015, entitled “Sprouts Farmers Market Announces Leadership Succession”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: August 10, 2015	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement, dated August 6, 2015, by and between Sprouts Farmers Market, Inc. and J. Douglas Sanders

10.2	Amended and Restated Employment Agreement, dated August 6, 2015, by and between Sprouts Farmers Market, Inc. and Amin N. Maredia

10.3	Amendment No. 2, dated August 6, 2015, to the Employment Agreement, dated April 18, 2011 by and between Sprouts Farmers Markets, LLC and Jim Nielsen

99.1	Press release of Sprouts Farmers Market, Inc., dated August 6, 2015, entitled “Sprouts Farmers Market Announces Leadership Succession”